UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
Intermec, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

This notice also constitutes notice of the 2008 Annual Meeting of
Stockholders of the Company.

Time and Date:	10:00 a.m. Pacific Time, on Friday, May 23, 2008

Record Date:	You are entitled to vote at this meeting if you were a stockholder as of the close of business on March 24, 2008

Meeting Location:	Intermec, Inc. Headquarters 6001 36th Avenue West Everett, Washington 98203

For Meeting Directions please visit http://www.intermec.com/about_us/contact_us or call: (425) 348-2600

     Voting items
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

1.	ELECTION OF DIRECTORS
Nominees:
	01) Patrick J. Byrne	05) Stephen P. Reynolds
	02) Gregory K. Hinckley	06) Steven B. Sample
	03) Lydia H. Kennard	07) Oren G. Shaffer
	04) Allen J. Lauer	08) Larry D. Yost
2.	RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INTERMEC, INC.’s INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

3.	APPROVE THE INTERMEC, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN.

4.	APPROVE THE INTERMEC, INC. 2008 OMNIBUS INCENTIVE PLAN.

These items of business are more fully described in the Proxy Statement. You are entitled to vote on these items if you were a stockholder as of the close of business on March 24, 2008.